Exhibit 99.2

FIRST QUARTER 2012

Supplemental Information

Investor and Media Contact American Assets Trust Robert F. Barton Executive Vice President and Chief Financial Officer 858-350-2607

American Asset Trust, Inc.’s Portfolio is concentrated in high-barrier-to-entry markets with favorable supply/demand characteristics

Market	Property Type	No. of Properties	Square Feet/Units
San Diego	Retail	6	1,217,919
	Office	2	668,772
	Multifamily	4	922 units (1)

San Francisco	Office	3	687,534

Oahu	Retail	2	549,695
	Mixed-Use	1	96,569 (retail)/369 suites

Monterey	Retail	1	675,385

San Antonio	Retail	1	589,501

Portland	Office	2	971,036

		Square Feet	%
Note: Circled areas represent all markets in which American Assets Trust, Inc. (the “Company”) currently owns and operates its real estate assets. Size of circle denotes approximation of square feet / units. Data is as of March 31, 2012. (1) Includes 122 RV spaces.	Retail	3.0 million	57%
	Office	2.3 million	43%
	Totals	5.3 million

First Quarter 2012 Supplemental Information	Page 2

This Supplemental Information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act). Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: adverse economic or real estate developments in our markets; our failure to generate sufficient cash flows to service our outstanding indebtedness; defaults on, early terminations of or non-renewal of leases by tenants, including significant tenants; difficulties in identifying properties to acquire and completing acquisitions; difficulties in completing dispositions; our failure to successfully operate acquired properties and operations; our inability to develop or redevelop our properties due to market conditions; fluctuations in interest rates and increased operating costs; risks related to joint venture arrangements; our failure to obtain necessary outside financing; on-going litigation; general economic conditions; financial market fluctuations; risks that affect the general retail, office, multifamily and mixed-use environment; the competitive environment in which we operate; decreased rental rates or increased vacancy rates; conflicts of interests with our officers or directors; lack or insufficient amounts of insurance; environmental uncertainties and risks related to adverse weather conditions and natural disasters; other factors affecting the real estate industry generally; limitations imposed on our business and our ability to satisfy complex rules in order for us to continue to qualify as a REIT for U.S. federal income tax purposes; and changes in governmental regulations or interpretations thereof, such as real estate and zoning laws and increases in real property tax rates and taxation of REITs.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. For a further discussion of these and other factors that could impact our future results, refer to our most recent Annual Report on Form 10-K and other risks described in documents subsequently filed by us from time to time with the Securities and Exchange Commission.

First Quarter 2012 Supplemental Information	Page 3

FINANCIAL HIGHLIGHTS

First Quarter 2012 Supplemental Information

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data)

	March 31, 2012	December 31, 2011
Assets
Real estate, at cost
Operating real estate	$1,696,044	$1,659,106
Construction in progress	4,786	3,495
Held for development	25,354	24,675

	1,726,184	1,687,276
Accumulated depreciation	(245,717)	(234,595)

Net real estate	1,480,467	1,452,681
Cash and cash equivalents	100,652	112,723
Restricted cash	10,179	9,216
Marketable securities	26,326	28,235
Accounts receivable, net	5,313	6,847
Deferred rent receivables, net	25,073	23,294
Other assets, net	74,461	76,285

Total assets	$1,722,471	$1,709,281

Liabilities and equity
Liabilities:
Secured notes payable	$964,942	$943,479
Accounts payable and accrued expenses	25,922	25,476
Security deposits payable	4,801	4,790
Other liabilities and deferred credits	55,621	55,808

Total liabilities	1,051,286	1,029,553

Commitments and contingencies
Equity:
American Assets Trust, Inc. stockholders’ equity
Common stock $0.01 par value, 490,000,000 shares authorized, 39,284,593 and 39,283,796 shares outstanding at March 31, 2012 and December 31, 2011, respectively	393	393
Additional paid in capital	654,344	653,645
Accumulated dividends in excess of net income	(34,269)	(28,007)

Total American Assets Trust, Inc. stockholders’ equity	620,468	626,031

Noncontrolling interests	50,717	53,697

Total equity	671,185	679,728

Total liabilities and equity	$1,722,471	$1,709,281

First Quarter 2012 Supplemental Information	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except shares and per share data)	Three Months Ended March 31,
	2012	2011
Revenue:
Rental income	$54,320	$44,966
Other property income	2,718	1,917

Total revenue	57,038	46,883
Expenses:
Rental expenses	15,243	12,211
Real estate taxes	5,444	3,958
General and administrative	3,765	3,186
Depreciation and amortization	15,253	12,155

Total operating expenses	39,705	31,510
Operating income	17,333	15,373
Interest expense	(14,356)	(12,991)
Early extinguishment of debt	-	(25,867)
Loan transfer and consent fees	-	(9,019)
Gain on acquisition	-	46,371
Other income (expense), net	(106)	(602)

Income from continuing operations	2,871	13,265
Discontinued operations
Results from discontinued operations	-	331

Net income	2,871	13,596
Net income attributable to restricted shares	(132)	(86)
Net loss attributable to Predecessor’s noncontrolling interests in consolidated real estate entities	-	2,458
Net income attributable to Predecessor’s controlled owners’ equity	-	(16,995)
Net (income) loss attributable to unitholders in the Operating Partnership	(883)	329

Net income (loss) attributable to American Assets Trust, Inc. stockholders	$1,856	$(698)

Basic net income (loss) from continuing operations attributable to common stockholders per share	$0.05	$(0.03)
Basic net income from discontinued operations attributable to common stockholders per share	-	0.01

Basic net income (loss) attributable to common stockholders per share	$0.05	$(0.02)

Weighted average shares of common stock outstanding – basic	38,657,170	30,924,067

Diluted net income (loss) from continuing operations attributable to common stockholders per share	$0.05	$(0.03)
Diluted net income from discontinued operations attributable to common stockholders per share	-	0.01

Diluted net income (loss) attributable to common stockholders per share	$0.05	$(0.02)

Weighted average shares of common stock outstanding – diluted	57,053,259	30,924,067

First Quarter 2012 Supplemental Information	Page 6

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION

(Amounts in thousands, except share and per share data)	Three Months Ended March 31,
	2012	2011
Funds from Operations (FFO) (1)
Net income	$2,871	$13,596
Depreciation and amortization of real estate assets (2)	15,253	12,490
Depreciation and amortization on unconsolidated real estate joint ventures (pro rata)	-	688

FFO, as defined by NAREIT	18,124	26,774
Less: FFO attributable to Predecessor’s controlled and noncontrolled owners’ equity	-	(16,973)
Less: Nonforfeitable dividends on incentive stock awards	(89)	(50)

FFO attributable to common stock and units	$18,035	$9,751

FFO per diluted share/unit	$0.31	$0.21

Weighted average number of common shares and units, diluted (3)	57,258,935	45,734,618

FFO As Adjusted (1)
FFO	$18,124	$26,774
Early extinguishment of debt	-	25,867
Loan transfer and consent fees	-	9,019
Gain on acquisition of controlling interests (4)	-	(46,371)

FFO As Adjusted	18,124	15,289
Less: FFO As Adjusted attributable to Predecessor’s controlled and noncontrolled owners’ equity	-	(2,462)
Less: Nonforfeitable dividends on incentive stock awards	(89)	(50)

FFO As Adjusted attributable to common stock and units	$18,035	$12,777

FFO As Adjusted per diluted share/unit	$0.31	$0.28

Weighted average number of common shares and units, diluted (3)	57,258,935	45,734,618

Dividends

Dividends declared and paid	$12,113	$9,784
Dividends declared and paid per share/unit	$0.21	$0.17

First Quarter 2012 Supplemental Information	Page 7

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)

(Amounts in thousands, except share and per share data)	Three Months Ended March 31,
	2012	2011
Funds Available for Distribution (FAD) (1)

FFO As Adjusted	$18,124	$15,289
Adjustments:
Tenant improvements, leasing commissions and maintenance capital expenditures	(4,527)	(1,074)
Net effect of straight-line rents (5)	(1,986)	(280)
Amortization of net above (below) market rents (6)	521	395
Net effect of other lease intangibles (7)	70	270
Amortization of debt issuance costs and debt fair value adjustment	974	865
Non-cash compensation expense	699	491
Unrealized losses on marketable securities	295	265
Nonforfeitable dividends on incentive stock awards	(89)	(50)
Adjustments related to discontinued operations	-	(445)

FAD	$14,081	$15,726

Summary of Capital Expenditures
Tenant improvements and leasing commissions	$3,001	$777
Maintenance capital expenditures	1,526	297

	$4,527	$1,074

Notes:

(1)	See Glossary of Terms.
(2)	The three months ended March 31, 2011 includes depreciation and amortization on Valencia Corporate Center, which sold on August 30, 2011 and is classified as discontinued operations.
(3)	For the three months ended March 31, 2012 and 2011, the weighted average common shares and units used to compute FFO and FFO As Adjusted per diluted share/unit include operating partnership units and unvested restricted stock awards that are subject to time vesting. The shares/units used to compute FFO and FFO As Adjusted per diluted share/unit include additional shares/units which were excluded from the computation of diluted EPS, as they were anti-dilutive for the periods presented.
(4)	Represents the gain recognized upon acquisition of the outside ownership interests in the Solana Beach Centre entities and the Waikiki Beach Walk entities on January 19, 2011, in which we previously held a noncontrolling interest.
(5)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.
(6)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.
(7)	Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk – Retail.

First Quarter 2012 Supplemental Information	Page 8

2012 GUIDANCE

(Amounts in thousands, except share and per share data)	2012 Guidance Range (1)
Funds from Operations (FFO)
Net income	$7,292	$11,870
Depreciation and amortization of real estate assets	58,454	58,454

FFO, as defined by NAREIT	65,746	70,324
Less: Nonfortfeitable dividends on incentive stock awards	(354)	(354)

FFO attributable to common stock and units	$65,392	$69,970

Weighted average number of common shares and units, diluted	57,263,480	57,263,480

FFO per diluted share	$1.14	$1.22

Notes:

(1)	Our guidance for full year 2012 FFO per diluted share is a range of $1.14 to $1.22. Our guidance excludes any impact from future acquisitions, dispositions, equity issuances or repurchases, debt financings or repayments.

These estimates are forward-looking and reflect management’s view of current and future market conditions, including certain assumptions with respect to leasing activity, rental rates, occupancy levels, interest rates and the amount and timing of acquisition and development activities. Our actual results may differ materially from these estimates.

First Quarter 2012 Supplemental Information	Page 9

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI)

(Amounts in thousands)	Three Months Ended March 31, 2012
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$19,602	$10,494	$3,542	$-	$33,638
Non-same store portfolio (1)	2,089	8,982	-	12,329	23,400

Total	21,691	19,476	3,542	12,329	57,038

Real estate expenses
Same-store portfolio	5,373	3,294	1,314	-	9,981
Non-same store portfolio (1)	353	2,852	-	7,501	10,706

Total	5,726	6,146	1,314	7,501	20,687

Net Operating Income (NOI), GAAP basis
Same-store portfolio	14,229	7,200	2,228	-	23,657
Non-same store portfolio (1)	1,736	6,130	-	4,828	12,694

Total	$15,965	$13,330	$2,228	$4,828	$36,351

Same-store portfolio NOI, GAAP basis	$14,229	$7,200	$2,228	$-	$23,657
Net effect of straight-line rents (2)	90	(1,473)	-	-	(1,383)
Amortization of net above (below) market rents (3)	100	226	-	-	326
Net effect of other lease intangibles (4)	-	84	-	-	84

Same-store portfolio NOI, cash basis	$14,419	$6,037	$2,228	$-	$22,684

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on March 31, 2012 and 2011. See Glossary of Terms.
(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.
(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.
(4)	Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our lease of the Annex at The Landmark at One Market.

First Quarter 2012 Supplemental Information	Page 10

SAME-STORE PORTFOLIO NOI COMPARISON

(Amounts in thousands)	Three Months Ended March 31,		Change
	2012	2011
Cash Basis:

Retail	$14,419	$14,539	(0.8) %
Office	6,037	8,531	(29.2)
Multifamily	2,228	2,132	4.5
Mixed-Use	-	-	-

	$22,684	$25,202	(10.0) %

GAAP Basis:

Retail	$14,229	$14,575	(2.4) %
Office	7,200	8,036	(10.4)
Multifamily	2,228	2,132	4.5
Mixed-Use	-	-	-

	$23,657	$24,743	(4.4) %

First Quarter 2012 Supplemental Information	Page 11

NOI BY REGION

(Amounts in thousands)	Three Months Ended March 31, 2012
	Retail	Office	Multifamily	Mixed-Use	Total
Southern California
NOI, GAAP basis (1)	$6,844	$4,008	$2,228	$-	$13,080
Net effect of straight-line rents (2)	(140)	(197)	-	-	(337)
Amortization of net above (below) market rents (3)	(210)	87	-	-	(123)
Net effect of other lease intangibles (4)	-	92	-	-	92

NOI, cash basis	6,494	3,990	2,228	-	12,712

Northern California
NOI, GAAP basis (1)	2,005	4,960	-	-	6,965
Net effect of straight-line rents (2)	(41)	(1,634)	-	-	(1,675)
Amortization of net above (below) market rents (3)	(68)	161	-	-	93
Net effect of other lease intangibles (4)	-	(8)	-	-	(8)

NOI, cash basis	1,896	3,479	-	-	5,375

Hawaii
NOI, GAAP basis (1)	4,374	-	-	4,828	9,202
Net effect of straight-line rents (2)	107	-	-	(84)	23
Amortization of net above (below) market rents (3)	171	-	-	194	365
Net effect of other lease intangibles (4)	-	-	-	(14)	(14)

NOI, cash basis	4,652	-	-	4,924	9,576

Oregon
NOI, GAAP basis (1)	-	4,362	-	-	4,362
Net effect of straight-line rents (2)	-	(82)	-	-	(82)
Amortization of net above (below) market rents (3)	-	210	-	-	210

NOI, cash basis	-	4,490	-	-	4,490

Texas
NOI, GAAP basis (1)	2,742	-	-	-	2,742
Net effect of straight-line rents (2)	85	-	-	-	85
Amortization of net above (below) market rents (3)	(24)	-	-	-	(24)

NOI, cash basis	2,803	-	-	-	2,803

Total
NOI, GAAP basis (1)	15,965	13,330	2,228	4,828	36,351
Net effect of straight-line rents (2)	11	(1,913)	-	(84)	(1,986)
Amortization of net above (below) market rents (3)	(131)	458	-	194	521
Net effect of other lease intangibles (4)	-	84	-	(14)	70

NOI, cash basis	$15,845	$11,959	$2,228	$4,924	$34,956

Notes:

(1)	See Glossary of Terms.
(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.
(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.
(4)	Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk – Retail.

First Quarter 2012 Supplemental Information	Page 12

NOI BREAKDOWN

Three Months Ended March 31, 2012

First Quarter 2012 Supplemental Information	Page 13

PROPERTY REVENUE AND OPERATING EXPENSES

(Amounts in thousands)	Three Months Ended March 31, 2012
Property	Base Rent (1)		Additional Property Income (2)	Billed Expense Reimbursements (3)	Property Operating Expenses (4)
Retail Portfolio
Carmel Country Plaza	$813		$26	$154	$(113)
Carmel Mountain Plaza	2,258		72	629	(618)
South Bay Marketplace	472		1	151	(151)
Rancho Carmel Plaza	191		12	54	(51)
Lomas Santa Fe Plaza	1,294		5	275	(392)
Solana Beach Towne Centre	1,344		17	394	(321)
Del Monte Center	1,998		177	905	(1,184)
The Shops at Kalakaua	389		20	40	(69)
Waikele Center	4,207		285	1,046	(1,266)
Alamo Quarry Market	2,919		20	1,330	(1,466)

Subtotal Retail Portfolio	$15,885		$635	$4,978	$(5,631)

Office Portfolio
Torrey Reserve Campus	$3,794	(5)	$85	$250	$(944)
Solana Beach Corporate Centre	1,553		6	53	(421)
160 King Street	1,246		282	185	(627)
One Beach Street (6)	519		-	83	(190)
The Landmark at One Market	4,646		23	134	(1,753)
First & Main	2,712		94	186	(706)
Lloyd District Portfolio (7)	3,065		552	117	(1,511)

Subtotal Office Portfolio	$17,535		$1,042	$1,008	$(6,152)

Multifamily Portfolio
Loma Palisades	$2,259		$171	$-	$(850)
Imperial Beach Gardens	589		55	-	(252)
Mariner’s Point	268		24	-	(105)
Santa Fe Park RV Resort	173		17	-	(107)

Subtotal Multifamily Portfolio	$3,289		$267	$-	$(1,314)

First Quarter 2012 Supplemental Information	Page 14

PROPERTY REVENUE AND OPERATING EXPENSES (CONTINUED)

(Amounts in thousands)	Three Months Ended March 31, 2012
Property	Base Rent (1)	Additional Property Income (2)	Billed Expense Reimbursements (3)	Property Operating Expenses (4)
Mixed-Use Portfolio
Waikiki Beach Walk – Retail	$2,383	$878	$931	$(1,610)
Waikiki Beach Walk – Embassy Suites™	7,664	573	-	(5,895)

Subtotal Mixed-Use Portfolio	$10,047	$1,451	$931	$(7,505)

Total	$46,756	$3,395	$6,917	$(20,602)

Notes:

(1)

Base rent for our retail and office portfolio and the retail portion of our mixed-use portfolio represents base rent for the three months ended March 31, 2012 (before abatements) and excludes the impact of straight-line rent and above (below) market rent adjustments. Total abatements for our retail and office portfolio were $13,000 and $1.5 million, respectively, for the three months ended March 31, 2012. There were no abatements for the retail portion of our mixed-use portfolio for the three months ended March 31, 2012. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. Multifamily portfolio base rent represents base rent (including parking, before abatements) less vacancy allowance and employee rent credits and includes additional rents (additional rents include insufficient notice penalties, month-to-month charges and pet rent). Total abatements for our multifamily portfolio were $14,400 for the three months ended March 31, 2012. For Waikiki Beach Walk – Embassy Suites TM, base rent is equal to the actual room revenue for the three months ended March 31, 2012.

(2)	Represents additional property-related income for the three months ended March 31, 2012, which includes: (i) percentage rent, (ii) other rent (such as storage rent, license fees and association fees) and (iii) other property income (such as late fees, default fees, lease termination fees, parking revenue, the reimbursement of general excise taxes, laundry income and food and beverage sales).
(3)	Represents billed tenant expense reimbursements for the three months ended March 31, 2012.
(4)	Represents property operating expenses for the three months ended March 31, 2012. Property operating expenses includes all rental expenses, except non-cash rent expense and the provision for bad debt recorded for deferred rent receivables.
(5)	Base rent shown includes amounts related to American Assets Trust, L.P.’s lease at ICW Plaza. This intercompany rent is eliminated in the consolidated statement of operations. The base rent was $130 and abatements were $130 for the three months ended March 31, 2012.
(6)	Includes revenue and expenses since the acquisition of One Beach Street on January 24, 2012 through March 31, 2012.
(7)	Includes parking income and expenses generated from the land held for development at Lloyd District Portfolio.

First Quarter 2012 Supplemental Information	Page 15

SEGMENT CAPITAL EXPENDITURES

(Amounts in thousands)	Three Months Ended March 31, 2012
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development	Total Capital Expenditures
Retail Portfolio	$1,642	$246	$1,888	$1,507	$35	$3,430
Office Portfolio	1,348	976	2,324	-	399	2,723
Multifamily Portfolio	-	238	238	-	-	238
Mixed-Use Portfolio	11	66	77	-	-	77

Total	$3,001	$1,526	$4,527	$1,507	$434	$6,468

First Quarter 2012 Supplemental Information	Page 16

SUMMARY OF OUTSTANDING DEBT

(Amounts in thousands)	Amount Outstanding at March 31, 2012	Interest Rate	Annual Debt Service	Maturity Date	Balance at Maturity
Debt
Alamo Quarry Market (1)(2)	$95,510	5.67%	$7,567	January 8, 2014	$91,717
160 King Street (3)	31,018	5.68	3,351	May 1, 2014	27,513
Waikele Center (4)	140,700	5.15	7,360	November 1, 2014	140,700
The Shops at Kalakaua (4)	19,000	5.45	1,053	May 1, 2015	19,000
The Landmark at One Market (2)(4)	133,000	5.61	7,579	July 5, 2015	133,000
Del Monte Center (4)	82,300	4.93	4,121	July 8, 2015	82,300
First & Main (4)	84,500	3.97	3,406	July 1, 2016	84,500
Imperial Beach Gardens (4)	20,000	6.16	1,253	September 1, 2016	20,000
Mariner’s Point (4)	7,700	6.09	477	September 1, 2016	7,700
South Bay Marketplace (4)	23,000	5.48	1,281	February 10, 2017	23,000
Waikiki Beach Walk - Retail (4)	130,310	5.39	7,039	July 1, 2017	130,310
Solana Beach Corporate Centre III-IV (5)	37,330	6.39	2,646	August 1, 2017	35,136
Loma Palisades (4)	73,744	6.09	4,566	July 1, 2018	73,744
One Beach Street (4)	21,900	3.94	875	April 1, 2019	21,900
Torrey Reserve - North Court (1)	21,858	7.22	1,836	June 1, 2019	19,443
Torrey Reserve - VCI, VCII, VCIII (1)	7,358	6.36	560	June 1, 2020	6,439
Solana Beach Corporate Centre I-II (1)	11,750	5.91	855	June 1, 2020	10,169
Solana Beach Towne Centre (1)	39,167	5.91	2,849	June 1, 2020	33,898

Total / Weighted Average	$980,145	5.42%	$58,674		$960,469
Unamortized fair value adjustment	(15,203)

Debt Balance	$964,942

Fixed Rate Debt Ratio
Fixed rate debt	100%
Variable rate debt	-

Notes:

(1)	Principal payments based on a 30-year amortization schedule.
(2)	Maturity date is the earlier of the loan maturity date under the loan agreement, or the “Anticipated Repayment Date” as specifically defined in the loan agreement, which is the date after which substantial economic penalties apply if the loan has not been paid off.
(3)	Principal payments based on a 20-year amortization schedule.
(4)	Interest only.
(5)	Loan is interest only through August 2012. Beginning in September 2012, principal payments are based on a 30-year amortization schedule. Annual debt service is for the period April 1, 2012 through March 31, 2013.

First Quarter 2012 Supplemental Information	Page 17

MARKET CAPITALIZATION

(Amounts in thousands, except per share data)	March 31, 2012
Market data
Common shares outstanding	39,285
Units outstanding	18,396

Common shares and units outstanding	57,681
Market price per common share	$22.80

Equity market capitalization	$1,315,127

Total debt	$980,145

Total market capitalization	$2,295,272

Less: Cash on hand	$(126,978)	(1)
Total enterprise value	$2,168,294

Total assets, gross	$1,968,188
Total debt/Total capitalization	42.7%
Total debt/Total enterprise value	45.2%
Net debt/Total enterprise value (2)	39.3%
Total debt/Total assets, gross	49.8%
Total debt/EBITDA (3)(4)	7.5x
Net debt/EBITDA (3)(4)	6.5x
Interest coverage ratio (5)	2.4x
Fixed charge coverage ratio (5)	2.4x

Notes:

(1)	The cash balance includes marketable trading securities of $26.3 million.
(2)	Net debt is equal to total debt less cash on hand.
(3)	See Glossary of Terms for discussion of EBITDA.
(4)	As used here, EBITDA represents the actual for the three months ended March 31, 2012 annualized.
(5)	Calculated as EBITDA divided by interest expense, excluding amortization of debt issuance costs and debt fair value adjustments.
(6)	The revolving line of credit, which has a capacity of $250 million, matures in January 2016, but at March 31, 2012, it has no outstanding balance and is not included herein. The availability on the revolving line of credit was approximately $212.9 million at March 31, 2012.

First Quarter 2012 Supplemental Information	Page 18

SUMMARY OF REDEVELOPMENT OPPORTUNITIES

Our portfolio has numerous potential opportunities to create future shareholder value. These opportunities could be subject to government approvals, lender consents, tenant consents, market conditions, availability of debt and/or equity financing, etc. Many of these opportunities are in their preliminary stages and may not ultimately come to fruition. This schedule will update as we modify various assumptions and markets conditions change. Square footages and units set forth below are estimates only and ultimately may differ materially from actual square footages and units.

In-Process Development Projects

Office – Expansion – Development of unused land at Torrey Reserve resulting in approximately 81,500 of additional rentable square feet.

Property	Location	Estimated Start Date	Estimated Completion Date	Estimated Stabilization Date (1)	Estimated Rentable Square Feet	Total Estimated Investment (2)	Estimated Stabilized Yield (3)
Torrey Reserve III & IV	San Diego, CA	2012	2014	2015	81,500	$34,100,000	8.6%
Potential Future Development/Redevelopment Pipeline
Retail – Pad Site Opportunities – Opportunity to invest in both single tenant and multi-tenant stand alone pads.

Property	Location		Estimated Square Footage
Carmel Mountain Plaza	San Diego, CA		9,000
Retail – Expansion Opportunities – Opportunity to invest in order to expand and/or convert unused square footage into additional retail square footage.
Property	Location		Estimated Square Footage
Solana Beach Corporate Centre (Building 5)	Solana Beach, CA		10,000
Lomas Santa Fe Plaza	Solana Beach, CA		45,000
Office – Expansion Opportunities – Opportunity to invest in order to expand and/or convert unused square footage into additional office square footage.
Property	Location		Estimated Square Footage
Sorrento Pointe	San Diego, CA		88,000
Mixed-Use – Expansion Opportunities – Opportunity to invest in additional development rights that yield higher density.
Property	Location		Estimated Square Footage (4)	Multifamily Units
Lloyd District Portfolio	Portland, OR		47,000	744
Solana Beach - Highway 101	Solana Beach, CA		48,000	36

Notes:

(1)	Based on management’s estimation of stabilized occupancy (95%).
(2)	Excludes allocated land costs.
(3)	Calculated as return on invested capital when project has reached stabilized occupancy and excludes allocated land costs.
(4)	Represents commercial portion of development opportunity.

First Quarter 2012 Supplemental Information	Page 19

PORTFOLIO DATA

First Quarter 2012 Supplemental Information

PROPERTY REPORT

As of March 31, 2012	Same - Store Retail and Office Portfolios
Property	Location	Year Built/ Renovated	Number of Buildings	Net Rentable Square Feet (1)	Percentage Leased (2)	Annualized Base Rent (3)	Annualized Base Rent per Leased Square Foot (4)	Retail Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Retail Properties
Carmel Country Plaza	San Diego, CA	1991	9	78,098	93.2%	$3,252,903	$44.69		Sharp Healthcare, Frazee Industries Inc.
Carmel Mountain Plaza (7)	San Diego, CA	1994	13	520,228	90.9	9,055,850	19.15	Sears	Sports Authority, Nordstrom Rack
South Bay Marketplace (7)	San Diego, CA	1997	9	132,873	100.0	1,831,022	13.78		Ross Dress for Less, Grocery Outlet
Rancho Carmel Plaza	San Diego, CA	1993	3	30,421	81.1	763,325	30.94		Oggi’s Pizza & Brewing Co., Sprint PCS Assets
Lomas Santa Fe Plaza	Solana Beach, CA	1972/1997	9	209,569	95.9	5,180,374	25.78		Vons, Ross Dress for Less
Del Monte Center (7)	Monterey, CA	1967/1984/2006	16	675,385	97.7	8,651,354	13.11	Macy’s, KLA Monterrey	Century Theatres, Macy’s Furniture Gallery
The Shops at Kalakaua	Honolulu, HI	1971/2006	3	11,671	100.0	1,556,610	133.37		Whalers General Store, Diesel U.S.A. Inc.
Waikele Center	Waipahu, HI	1993/2008	9	538,024	93.3	17,123,365	34.11	Lowe’s, Kmart, Sports Authority, Foodland Super Market	Old Navy, Officemax
Alamo Quarry Market (7)	San Antonio, TX	1997/1999	16	589,501	94.1	11,703,567	21.10	Regal Cinemas	Bed Bath & Beyond, Whole Foods Market

Subtotal/Weighted Average Retail Portfolio			87	2,785,770	94.5%	$59,118,370	$22.46

Office Properties
Torrey Reserve Campus	San Diego, CA	1996-2000	9	456,801	93.6%	$15,330,254	$35.85
160 King Street	San Francisco, CA	2002	1	167,986	97.9	3,080,357	18.73
The Landmark at One Market (8)	San Francisco, CA	1917/2000	1	421,934	100.0	18,585,204	44.05

Subtotal/Weighted Average Office Portfolio			11	1,046,721	96.9%	$36,995,815	$36.48

Total/Weighted Average Retail and Office Portfolio			98	3,832,491	95.1%	$96,114,185	$26.37

Non - Same Store Retail and Office Portfolios
Property	Location	Year Built/ Renovated	Number of Buildings	Net Rentable Square Feet (1)	Percentage Leased (2)	Annualized Base Rent (3)	Annualized Base Rent per Leased Square Foot (4)	Retail Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Retail Property
Solana Beach Towne Centre	Solana Beach, CA	1973/2000/2004	12	246,730	98.7%	$5,379,806	$22.09		Dixieline Probuild, Marshalls
Office Properties
Solana Beach Corporate Centre	Solana Beach, CA	1982/2005	4	211,971	91.1%	$6,279,945	$32.52
One Beach Street	San Francisco, CA	1924/1972/1987/ 1992	1	97,614	100.0	2,786,371	28.54
First & Main	Portland, OR	2010	1	360,955	96.3	10,958,091	31.53
Lloyd District Portfolio	Portland, OR	1940-2011	6	610,081	90.5	12,250,078	22.19

Subtotal/Weighted Average Office Portfolio			12	1,280,621	93.0%	$32,274,485	$27.10

Total/Weighted Average Retail and Office Portfolio			24	1,527,351	93.9%	$37,654,291	$26.25

First Quarter 2012 Supplemental Information	Page 21

PROPERTY REPORT (CONTINUED)

As of March 31, 2012	Same - Store Multifamily Portfolio
Property	Location	Year Built/ Renovated	Number of Buildings	Units	Percentage Leased (2)	Annualized Base Rent (3)	Average Monthly Base Rent per Leased Unit (4)
Loma Palisades	San Diego, CA	1958/ 2001-2008	80	548	89.2%	$9,419,892	$1,606
Imperial Beach Gardens	Imperial Beach, CA	1959/ 2008-present	26	160	89.4	2,388,684	1,392
Mariner’s Point	Imperial Beach, CA	1986	8	88	96.6	1,063,440	1,042
Santa Fe Park RV Resort (9)	San Diego, CA	1971/ 2007-2008	1	126	78.0	727,224	617

Total/Weighted Average Multifamily Portfolio			115	922	88.4%	$13,599,240	$1,390

Non - Same Store Mixed-Use Portfolio
Retail Portion	Location	Year Built/ Renovated	Number of Buildings	Net Rentable Square Feet (1)	Percentage Leased (2)	Annualized Base Rent (3)	Annualized Base Rent per Leased Square Foot (4)	Retail Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Waikiki Beach Walk - Retail	Honolulu, HI	2006	3	96,569	98.8%	$9,592,426	$100.54		Yardhouse, Ruths Chris

Hotel Portion	Location	Year Built/ Renovated	Number of Buildings	Units	Average Occupancy (10)	Average Daily Rate (10)	Annualized Revenue per Available Room (10)
Waikiki Beach Walk - Embassy Suites™	Honolulu, HI	2008	2	369	92.2%	$247.63	$228.20

Notes:
(1)	The net rentable square feet for each of our retail properties and the retail portion of our mixed-use property is the sum of (1) the square footages of existing leases, plus (2) for available space, the field-verified square footage. The net rentable square feet for each of our office properties is the sum of (1) the square footages of existing leases, plus (2) for available space, management’s estimate of net rentable square feet based, in part, on past leases. The net rentable square feet included in such office leases is generally determined consistently with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2)	Percentage leased for each of our retail and office properties and the retail portion of the mixed-use property includes square footage under leases as of March 31, 2012, including leases which may not have commenced as of March 31, 2012. Percentage leased for our multifamily properties includes total units rented as of March 31, 2012.

(3)	Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended March 31, 2012, by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4)	Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of March 31, 2012. Annualized base rent per leased unit is calculated by dividing annualized base rent, by units under lease as of March 31, 2012.

(5)	Retail anchor tenants are defined as retail tenants leasing 50,000 square feet or more.

(6)	Other principal retail tenants are defined as the two tenants leasing the most square footage, excluding anchor tenants.

(7)	Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the following table:

Property	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	Aggregate Annualized Base Rent
Carmel Mountain Plaza	6	127,112	$1,020,900
South Bay Marketplace	1	2,824	$81,540
Del Monte Center	2	295,100	$201,291
Alamo Quarry Market	4	31,994	$428,250

(8)	This property contains 421,934 net rentable square feet consisting of The Landmark at One Market (377,714 net rentable square feet) as well as a separate long-term leasehold interest in approximately 44,220 net rentable square feet of space located in an adjacent six-story leasehold known as the Annex. We currently lease the Annex from an affiliate of the Paramount Group pursuant to a long-term master lease effective through June 30, 2016, which we have the option to extend until 2026 pursuant to two five-year extension options.

(9)	The Santa Fe Park RV Resort is subject to seasonal variation, with higher rates of occupancy occurring during the summer months. During the 12 months ended March 31, 2012, the highest average monthly occupancy rate for this property was 96%, occurring in July 2011. The number of units at the Santa Fe Park RV Resort includes 122 RV spaces and four apartments.

(10)	Average occupancy represents the percentage of available units that were sold during the three months ended March 31, 2012, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for the three months ended March 31, 2012, by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for the three months ended March 31, 2012 and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.

First Quarter 2012 Supplemental Information	Page 22

RETAIL LEASING SUMMARY

As of March 31, 2012

Total Lease Summary - Comparable (1)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
1st Quarter 2012	13	100%	27,115	$43.83	$46.10	$(61,374)	(4.9) %	4.0%	5.6	$293,673	$10.83
4th Quarter 2011	24	100	77,770	30.37	29.59	61,134	2.7	8.9	6.3	537,420	6.91
3rd Quarter 2011	11	100	44,296	24.03	23.01	45,098	4.4	10.1	6.9	264,000	5.96
2nd Quarter 2011	12	100	20,260	35.89	36.61	(14,534)	(2.0)	4.2	5.0	72,000	3.55

Total 12 months	60	100%	169,441	$31.53	$31.35	$30,324	0.6%	7.3%	6.2	$1,167,093	$6.89

New Lease Summary - Comparable (1)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
1st Quarter 2012	3	23%	4,906	$36.98	$38.31	$(6,541)	(3.5) %	(6.2) %	7.1	$223,548	$45.57
4th Quarter 2011	5	21	34,973	27.11	22.89	147,340	18.4	24.6	10.1	508,420	14.54
3rd Quarter 2011	1	9	5,280	23.00	16.48	34,407	39.5	34.0	10.0	264,000	50.00
2nd Quarter 2011	4	33	7,912	30.58	30.82	(1,918)	(0.8)	4.9	6.8	72,000	9.10

Total 12 months	13	22%	53,071	$28.13	$24.86	$173,288	13.1%	16.9%	9.3	$1,067,968	$20.12

Renewal Lease Summary - Comparable (1)(5)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
1st Quarter 2012	10	77%	22,209	$45.35	$47.82	$(54,833)	(5.2) %	6.0%	5.2	$70,125	$3.16
4th Quarter 2011	19	79	42,797	33.04	35.05	(86,206)	(5.7)	0.4	3.2	29,000	0.68
3rd Quarter 2011	10	91	39,016	24.17	23.90	10,691	1.1	7.8	6.5	-	-
2nd Quarter 2011	8	67	12,348	39.30	40.32	(12,616)	(2.5)	3.8	3.8	-	-

Total 12 months	47	78%	116,370	$33.08	$34.31	$(142,964)	(3.6) %	4.0%	4.7	$99,125	$0.85

Total Lease Summary - Comparable and Non-Comparable
Quarter	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
1st Quarter 2012	16	31,896	$41.65	5.3	$319,483	$10.02
4th Quarter 2011	26	136,417	27.34	7.9	3,595,900	26.36
3rd Quarter 2011	14	49,542	24.35	6.7	361,904	7.30
2nd Quarter 2011	17	30,212	33.27	6.2	472,535	15.64

Total 12 months	73	248,067	$29.30	7.1	$4,749,822	$19.15

Notes:

(1) Comparable leases represent those leases signed on spaces for which there was a previous lease.

(2) Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3) Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4) Weighted average is calculated on the basis of square footage.

(5) Excludes renewals at fixed contractual rates specified in the lease.

First Quarter 2012 Supplemental Information	Page 23

OFFICE LEASING SUMMARY

As of March 31, 2012 Total Lease Summary - Comparable (1)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
1st Quarter 2012	13	100%	52,132	$30.26	$34.69	$(231,039)	(12.8) %	(2.6) %	4.2	$710,939	$13.64
4th Quarter 2011	14	100	40,587	27.70	27.35	14,415	1.3	2.9	5.1	84,057	2.07
3rd Quarter 2011	11	100	34,602	34.09	38.18	(141,785)	(10.7)	(8.8)	3.3	249,118	7.20
2nd Quarter 2011	6	100	81,360	39.25	45.54	(512,187)	(13.8)	(0.9)	5.8	231,840	2.85

Total 12 months	44	100%	208,681	$33.90	$38.07	$(870,596)	(11.0) %	(2.0) %	4.8	$1,275,954	$6.11

New Lease Summary - Comparable (1)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
1st Quarter 2012	6	46%	12,283	$35.51	$34.74	$9,473	2.2%	20.1%	4.1	$293,958	$23.93
4th Quarter 2011	-	-	-	-	-	-	-	-	-	-	-
3rd Quarter 2011	5	45	20,109	38.11	42.28	(83,753)	(9.9)	(7.9)	3.7	229,004	11.39
2nd Quarter 2011	3	50	68,085	40.69	46.47	(393,958)	(12.5)	1.1	6.5	212,691	3.12

Total 12 months	14	32%	100,477	$39.54	$44.20	$(468,238)	(10.5) %	1.0%	5.7	$735,653	$7.32

Renewal Lease Summary - Comparable (1)(5)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
1st Quarter 2012	7	54%	39,849	$28.64	$34.67	$(240,512)	(17.4) %	(9.0) %	4.2	$416,981	$10.46
4th Quarter 2011	14	100	40,587	27.70	27.35	14,415	1.3	2.9	5.1	84,057	2.07
3rd Quarter 2011	6	55	14,493	28.50	32.50	(58,032)	(12.3)	(10.3)	2.8	20,114	1.39
2nd Quarter 2011	3	50	13,275	31.86	40.76	(118,229)	(21.8)	(12.8)	1.7	19,149	1.44

Total 12 months	30	68%	108,204	$28.66	$32.38	$(402,358)	(11.5) %	(5.7) %	4.0	$540,301	$4.99

Total Lease Summary - Comparable and Non-Comparable
Quarter	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvement & Incentives	Tenant Improvement & Incentives Per Sq. Ft.
1st Quarter 2012	16	63,969	$29.02	4.0	$907,761	$14.19
4th Quarter 2011	18	50,490	28.24	4.8	174,545	3.46
3rd Quarter 2011	15	44,370	33.22	3.3	387,163	8.73
2nd Quarter 2011	9	94,851	38.25	5.8	711,785	7.50

Total 12 months	58	253,680	$33.05	4.7	$2,181,254	$8.60

Notes:

(1) Comparable leases represent those leases signed on spaces for which there was a previous lease.

(2) Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3) Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4) Weighted average is calculated on the basis of square footage.

(5) Excludes renewals at fixed contractual rates specified in the lease.

First Quarter 2012 Supplemental Information	Page 24

LEASE EXPIRATIONS

As of March 31, 2012 Assumes no exercise of lease options
	Office					Retail				Mixed-Use (Retail Portion Only)				Total
Year	Expiring Sq. Ft.		% of Office Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)	Expiring Sq. Ft.	% of Retail Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)	Expiring Sq. Ft.	% of Mixed-Use Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)	Expiring Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)
Month to Month	29,956		1.3%	0.5%	$8.40	11,599	0.4%	0.2%	$24.96	7,065	7.3%	0.1%	$29.14	48,620	0.9%	$15.37
2012	200,717		8.6	3.7	38.16	187,892	6.2	3.4	24.21	5,157	5.3	0.1	159.99	393,766	7.2	33.10
2013	230,805		9.9	4.2	31.76	514,683	17.0	9.4	24.33	7,735	8.0	0.1	154.04	753,223	13.8	27.94
2014	195,975		8.4	3.6	30.39	400,132	13.2	7.3	28.67	2,850	3.0	0.1	145.52	598,957	11.0	29.79
2015	386,977		16.6	7.1	31.13	221,011	7.3	4.1	25.00	11,597	12.0	0.2	152.79	619,585	11.4	31.22
2016	231,865		10.0	4.2	28.47	169,856	5.6	3.1	36.46	11,776	12.2	0.2	153.57	413,497	7.6	35.31
2017	88,896	(2)	3.8	1.6	24.64	182,952	6.0	3.4	25.92	5,655	5.9	0.1	151.15	277,503	5.1	28.06
2018	78,112		3.4	1.4	34.76	738,906	24.4	13.5	15.55	4,673	4.8	0.1	142.23	821,691	15.1	18.10
2019	244,579		10.5	4.5	35.91	70,197	2.3	1.3	27.42	11,690	12.1	0.2	53.16	326,466	6.0	34.70
2020	243,114		10.5	4.5	34.98	118,506	3.9	2.2	8.86	17,843	18.5	0.3	44.42	379,463	7.0	27.27
2021	161,702		7.0	3.0	34.59	41,170	1.4	0.8	38.15	-	-	-	-	202,872	3.7	35.32
Thereafter	63,919		2.6	1.2	25.62	138,230	4.4	2.5	22.96	9,382	9.7	0.2	47.04	211,531	3.7	24.84
Signed Leases	47,702		2.1	0.9	-	81,062	2.7	1.5	-	-	-	-	-	128,764	2.4	-
Not Commenced
Available	123,023		5.3	2.3	-	156,304	5.2	2.9	-	1,146	1.2	-	-	280,473	5.1	-

Total	2,327,342		100.0%	42.7%	$29.76	3,032,500	100.0%	55.6%	$21.27	96,569	100.0%	1.7%	$99.33	5,456,411	100.0%	$26.27

Assumes all lease options are exercised
	Office					Retail				Mixed-Use (Retail Portion Only)				Total
Year	Expiring Sq. Ft.		% of Office Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)	Expiring Sq. Ft.	% of Retail Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)	Expiring Sq. Ft.	% of Mixed-Use Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)	Expiring Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)
Month to Month	29,956		1.3%	0.5%	$8.40	11,599	0.4%	0.2%	$24.96	7,065	7.3%	0.1%	$29.14	48,620	0.9%	$15.37
2012	191,655		8.2	3.5	38.55	97,430	3.2	1.8	28.87	4,093	4.2	0.1	137.94	293,178	5.4	36.72
2013	119,697		5.1	2.2	33.32	91,763	3.0	1.7	37.34	7,735	8.0	0.1	154.04	219,195	4.0	39.26
2014	35,616		1.5	0.7	31.62	192,860	6.4	3.5	31.24	2,850	3.0	0.1	145.52	231,326	4.2	32.70
2015	145,722		6.3	2.7	33.24	39,352	1.3	0.7	37.55	5,383	5.6	0.1	40.34	190,457	3.5	34.33
2016	212,780		9.1	3.9	26.80	79,270	2.6	1.5	30.57	8,812	9.1	0.1	180.11	300,862	5.5	32.29
2017	44,178		1.9	0.8	32.64	59,073	2.0	1.1	35.40	4,615	4.8	0.1	147.36	107,866	2.0	39.06
2018	108,296		4.7	2.0	30.09	118,410	3.9	2.2	24.33	4,673	4.8	0.1	142.23	231,379	4.2	29.41
2019	80,277		3.5	1.5	31.98	113,212	3.7	2.1	26.55	-	-	-	-	193,489	3.5	28.80
2020	194,086		8.3	3.6	28.26	302,842	10.0	5.6	15.55	1,951	2.0	-	131.19	498,879	9.1	20.95
2021	34,845		1.5	0.6	31.89	51,578	1.7	0.9	47.03	10,242	10.6	0.2	198.84	96,665	1.8	57.66
Thereafter	959,509	(2)	41.2	17.5	33.46	1,637,745	53.9	29.9	20.11	38,004	39.4	0.7	46.69	2,635,258	48.4	25.35
Signed Leases	47,702		2.1	0.9	-	81,062	2.7	1.5	-	-	-	-	-	128,764	2.4	-
Not Commenced
Available	123,023		5.3	2.3	-	156,304	5.2	2.9	-	1,146	1.2	-	-	280,473	5.1	-

Total	2,327,342		100.0%	42.7%	$29.76	3,032,500	100.0%	55.6%	$21.27	96,569	100.0%	1.7%	$99.33	5,456,411	100.0%	$26.27

Notes:

(1)	Annualized base rent per leased square foot is calculated by dividing (i) annualized base rent for leases expiring during the applicable period, by (ii) square footage under such expiring leases. Annualized base rent is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) for the month ended March 31, 2012 for the leases expiring during the applicable period, by (ii) 12.
(2)	The expirations include 45,795 square feet currently leased by Microsoft at The Landmark at One Market, for which Autodesk has signed an agreement to lease the space upon Microsoft’s lease termination from December 31, 2012 through December 31, 2017 with an option to extend the lease through December 31, 2024.

First Quarter 2012 Supplemental Information	Page 25

PORTFOLIO LEASED STATISTICS

	At March 31, 2012			At March 31, 2011
Type	Size	Leased (1)	Leased %	Size	Leased (1)		Leased %

Overall Portfolio Statistics
Retail Properties (square feet)	3,032,500	2,876,196	94.8%	3,031,032	2,858,588		94.3%
Office Properties (square feet)	2,327,342	2,204,319	94.7%	1,622,393	1,539,952		94.9%
Multifamily Properties (units)	922	815	88.4%	922	849		92.1%
Mixed-Use Properties (square feet)	96,569	95,423	98.8%	96,569	94,490		97.8%
Mixed-Use Properties (units)	369	341 (3)	92.2%	369	323	(3)	87.6%

Same-Store(2) Statistics
Retail Properties (square feet)	2,785,770 (4)	2,632,793	94.5%	2,784,302	2,617,523		94.0%
Office Properties (square feet)	1,046,721 (5)	1,013,711	96.8%	1,046,721	1,005,300		96.0%
Multifamily Properties (units)	922	815	88.4%	922	849		92.1%
Mixed-Use Properties (square feet)	- (6)	-	-	-	-		-
Mixed-Use Properties (units)	- (6)	-	-	-	-		-

Notes:

(1)	Leased square feet includes square feet under lease as of each date, including leases which may not have commenced as of that date. Leased units for our multifamily properties include total units rented as of that date.
(2)	See Glossary of Terms.
(3)	Represents average occupancy for the three months ended March 31, 2012 and 2011.
(4)	Excludes Solana Beach Towne Centre as the controlling interest in this entity was acquired on January 19, 2011.
(5)	Excludes Solana Beach Corporate Centre as the controlling interest in this entity was acquired on January 19, 2011. First & Main is excluded as it was acquired on March 11, 2011. Lloyd District Portfolio is excluded as it was acquired on July 1, 2011. One Beach Street is excluded as it was acquired on January 24, 2012.
(6)	Excludes the Waikiki Beach Walk property as the controlling interest in this entity was acquired on January 19, 2011.

First Quarter 2012 Supplemental Information	Page 26

TOP TENANTS – RETAIL

As of March 31, 2012

	Tenant	Property(ies)	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Retail	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Retail	Annualized Base Rent as a Percentage of Total
1	Lowe’s	Waikele Center	5/31/18	155,000	5.1%	2.8%	$4,059,585	6.3%	2.8%
2	Kmart	Waikele Center	6/30/18	119,590	3.9	2.2	3,826,880	5.9	2.7
3	Foodland Super Market	Waikele Center	1/25/14	50,000	1.6	0.9	2,430,981	3.8	1.7
4	Sports Authority	Carmel Mountain	11/30/13	90,722	3.0	1.7	2,076,602	3.2	1.4
		Plaza,Waikele Center	7/18/13
5	Ross Dress for Less	South Bay Marketplace, Lomas	1/31/13	81,125	2.7	1.5	1,595,826	2.5	1.1
		Santa Fe Plaza, Carmel	1/31/14
		Mountain Plaza
6	Old Navy	Alamo Quarry Market,	9/30/12	59,780	2.0	1.1	*	*	*
		Waikele Center, South	7/31/12
		Bay Marketplace	4/30/13
7	Officemax	Waikele Center, Alamo	1/31/14	47,962	1.6	0.9	1,164,761	1.8	0.8
		Quarry Market	11/30/12
8	Marshalls	Solana Beach Towne	1/13/15	68,055	2.2	1.2	1,106,146	1.7	0.8
		Centre, Carmel Mountain Plaza	1/31/19
9	Vons	Lomas Santa Fe Plaza	12/31/17	49,895	1.6	0.9	1,058,000	1.6	0.7
10	Sprouts Farmers Market	Carmel Mountain Plaza, Solana Beach Towne Centre	3/31/25	45,959	1.5	0.8	1,037,824	1.6	0.7
			6/30/14

	Top 10 Retail Tenants Total			768,088	25.2%	14.0%	$18,356,605	28.4%	12.7%

* Data withheld at tenant’s request

First Quarter 2012 Supplemental Information	Page 27

TOP TENANTS – OFFICE

As of March 31, 2012

	Tenant	Property(ies)	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Office	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Office	Annualized Base Rent as a Percentage of Total
1	salesforce.com	The Landmark at One Market	6/30/19 4/30/20 5/31/21	226,892	9.7%	4.2%	$10,254,426	14.8%	7.2%
2	Veterans Benefits Administration	First & Main	8/31/20	93,572	4.0	1.7	3,006,453	4.3	2.1
3	Autodesk	The Landmark at One Market	12/31/15 12/31/17	68,869	3.0	1.3	2,984,838	4.3	2.1
4	Microsoft	The Landmark at One Market	2/28/13 2/28/15	45,795	2.0	0.8	2,976,675	4.3	2.1
5	Treasury Tax Administration	First & Main	8/31/15	70,660	3.0	1.3	2,583,330	3.7	1.8
6	Insurance Company Of The West	Torrey Reserve Campus	12/31/16	81,040	3.5	1.5	2,449,631	3.5	1.7
7	Treasury Call Center	First & Main	8/31/20	63,648	2.7	1.2	2,184,302	3.2	1.5
8	Alliant International University	One Beach Street	10/31/19	64,161	2.8	1.2	1,775,176	2.6	1.2
9	Portland Energy Conservation	First & Main	1/31/21	73,422	3.2	1.3	1,588,118	2.3	1.1
10	Integra Telecom Holdings, Inc.	Lloyd District Portfolio	5/31/14 3/31/16 1/31/14 12/31/20	62,640	2.7	1.1	1,540,625	2.2	1.1

	Top 10 Office Tenants Total			850,699	36.6%	15.6%	$31,343,574	45.2%	21.9%

First Quarter 2012 Supplemental Information	Page 28

APPENDIX

First Quarter 2012 Supplemental Information

GLOSSARY OF TERMS

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA): EBITDA is a non-GAAP measure that means net income or loss plus depreciation and amortization, net interest expense, income taxes, gain or loss on sale of real estate and impairments of real estate, if any. EBITDA is presented because it approximates a key performance measure in our debt covenants, but it should not be considered an alternative measure of operating results or cash flow from operations as determined in accordance with GAAP. The reconciliation of net income to EBITDA for the three months ended March 31, 2012 and 2011 is as follows:

	Three Months Ended March 31,
	2012	2011
Net income	$2,871	$13,596
Depreciation and amortization	15,253	12,155
Interest expense	14,356	12,991
Interest income (loss)	(87)	90
Income tax expense	178	251
Gain on sale of real estate	-	-

EBITDA	$32,571	$39,083

Adjusted EBITDA: Adjusted EBITDA is a non-GAAP measure that begins with EBITDA and includes adjustments for certain items that we believe are not representative of ongoing operating performance. We use Adjusted EBITDA as a supplemental performance measure because losses from early extinguishment of debt, loan transfer and consent fees and gains on acquisitions of controlling interests create significant earnings volatility which in turn results in less comparability between reporting periods and less predictability regarding future earnings potential. The adjustments noted resulted from our initial public offering and formation transactions.

	Three Months Ended March 31,
	2012	2011
EBITDA	$32,571	$39,083
Early extinguishment of debt	-	25,867
Loan transfer and consent fees	-	9,019
Gain on acquisition	-	(46,371)

Adjusted EBITDA	$32,571	$27,598

Funds From Operations (FFO): FFO is a supplemental measure of real estate companies’ operating performances. The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as follows: net income, computed in accordance with GAAP plus depreciation and amortization of real estate assets and excluding extraordinary items, gains and losses on sale of real estate and impairment losses. NAREIT developed FFO as a relative measure of performance and liquidity of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. However, FFO does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); should not be considered an alternative to net income as an indication of our performance; and is not necessarily indicative of cash flow as a measure of liquidity or ability to pay dividends. We consider FFO a meaningful, additional measure of operating performance primarily because it excludes the assumption that the value of real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. Comparison of our presentation of FFO to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in the application of the NAREIT definition used by such REITs.

Funds From Operations As Adjusted (FFO As Adjusted): FFO As Adjusted is a supplemental measure of real estate companies’ operating performances. We use FFO As Adjusted as a supplemental performance measure because losses from early extinguishment of debt, loan transfer and consent fees and gains on acquisitions of controlling interests create significant earnings volatility which in turn results in less comparability between reporting periods and less predictability regarding future earnings potential. The adjustments noted resulted from our initial public offering and formation transactions. However, other REITs may use different methodologies for defining adjustments and, accordingly, our FFO As Adjusted may not be comparable to other REITs.

First Quarter 2012 Supplemental Information	Page 30

GLOSSARY OF TERMS (CONTINUED)

Funds Available for Distribution (FAD): FAD is a supplemental measure of our liquidity. We compute FAD by subtracting from FFO As Adjusted tenant improvements, leasing commissions and maintenance capital expenditures, eliminating the net effect of straight-line rents, amortization of above (below) market rents for acquisition properties, the effects of other lease intangibles, adding noncash amortization of deferred financing costs and debt fair value adjustments, adding noncash compensation expense, and adding (subtracting) unrealized losses (gains) on marketable securities. FAD provides an additional perspective on our ability to fund cash needs and make distributions by adjusting FFO for the impact of certain cash and noncash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating FAD and, accordingly, our FAD may not be comparable to other REITs.

Net Operating Income (NOI): We define NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. Since NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. However, NOI should not be viewed as an alternative measure of our financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact our results from operations.

	Three Months Ended March 31,
Reconciliation of NOI to net income	2012	2011
Total NOI	$36,351	$30,714
General and administrative	(3,765)	(3,186)
Depreciation and amortization	(15,253)	(12,155)
Interest expense	(14,356)	(12,991)
Early extinguishment of debt	-	(25,867)
Loan transfer and consent fees	-	(9,019)
Gain on acquisition	-	46,371
Other income (expense), net	(106)	(602)

Income from continuing operations	2,871	13,265
Discontinued operations
Results from discontinued operations	-	331

Net income	2,871	13,596
Net income attributable to restricted shares	(132)	(86)
Net loss attributable to Predecessor’s noncontrolling interests in consolidated real estate entities	-	2,458
Net income attributable to Predecessor’s controlled owners’ equity	-	(16,995)
Net (income) loss attributable to unitholders in the Operating Partnership	(883)	329

Net income (loss) attributable to American Assets Trust, Inc. stockholders	$1,856	$(698)

Overall Portfolio: Includes all operating properties owned by us as of March 31, 2012.

First Quarter 2012 Supplemental Information	Page 31

GLOSSARY OF TERMS (CONTINUED)

Same-Store Portfolio and Non-Same Store Portfolio: Information provided on a same-store basis is provided for only those properties that were owned and operated for the entirety of both periods being compared and excludes properties that were redeveloped, expanded or under development and properties purchased or sold at any time during the periods being compared. The following table shows the properties included in the same-store and non-same store portfolio for the comparative periods presented.

Comparison of Three Months Ended March 31, 2012 to 2011
	Same-Store	Non-Same Store
Retail Properties

Carmel Country Plaza	X
Carmel Mountain Plaza	X
South Bay Marketplace	X
Rancho Carmel Plaza	X
Lomas Santa Fe Plaza	X
Solana Beach Towne Centre		X
Del Monte Center	X
The Shops at Kalakaua	X
Waikele Center	X
Alamo Quarry Market	X

Office Properties

Torrey Reserve Campus	X
Solana Beach Corporate Centre		X
160 King Street	X
One Beach Street		X
The Landmark at One Market	X
First & Main		X
Lloyd District Portfolio		X

Multifamily Properties

Loma Palisades	X
Imperial Beach Gardens	X
Mariner’s Point	X
Santa Fe Park RV Resort	X

Mixed-Use Properties

Waikiki Beach Walk - Retail		X
Waikiki Beach Walk - Embassy Suites™		X

Development Properties

Sorrento Pointe - Land		X
Torrey Reserve - Land		X
Solana Beach Corporate Centre - Land		X
Solana Beach - Highway 101 - Land		X
Lloyd District Portfolio - Land		X

Tenant Improvements and Incentives: Represents not only the total dollars committed for the improvement (fit-out) of a space as it relates to a specific lease but may also include base building costs (i.e. expansion, escalators, new entrances, etc.) which are required to make the space leasable. Incentives include amounts paid to tenants as an inducement to sign a lease that do not represent building improvements.

First Quarter 2012 Supplemental Information	Page 32